Other Information	12 Months Ended
Dec. 31, 2024
Additional information [abstract]
Other Information	Other information
a) Litigation and arbitration
Telefónica and its Group companies are party to several legal proceedings which are currently in progress in the courts of law and the arbitration bodies of the various countries in which we are present.
Based on the advice of our legal counsel it is reasonable to assume that these legal proceedings will not materially affect the financial condition or solvency of the Telefónica Group.
The contingencies arising from the litigation and commitments described below were evaluated (see Note 3.n) when the consolidated financial statements for the year ended December 31, 2024 were prepared. The provisions recorded in respect of the commitments taken as a whole are not material.
The following unresolved legal proceedings or those underway in 2024 are highlighted (see Note 25 for details of tax-related cases):
Appeal against the Decision by Agencia Nacional de Telecomunicações (“ANATEL”) regarding the inclusion of interconnection and network usage revenues in the Fundo de Universalização de Serviços de Telecomunicações (“FUST”)
Vivo Group operators (currently Telefônica Brasil, S.A.), together with other cellular operators, appealed ANATEL’s Decision of December 16, 2005, to include interconnection and network usage revenues and expenses in the calculation of the amounts payable into the FUST (Fundo de Universalização de Serviços de Telecomunicações) –a fund which pays for the obligations to provide Universal Service– with retroactive application from 2000. On March 13, 2006, Brasilia Federal Regional Court of the 1st Region granted a precautionary measure which stopped the application of ANATEL’s decision. On March 6, 2007, a ruling in favor of the wireless operators was issued, stating that it was not appropriate to include the revenues received by transfer from other operators in the taxable income for the FUST’s calculation and rejecting the retroactive application of ANATEL’s decision. On January 26, 2016, ANATEL filed an appeal to overturn this Decision with Brasilia Federal Regional Court of the 1st Region, which was also dismissed. On May 10, 2017 ANATEL appealed to the higher courts on the merits of the case.
At the same time, Telefônica Brasil and Telefónica Empresas, S.A., together with other wireline operators through ABRAFIX (Associação Brasileira de Concessionárias de Serviço Telefonico Fixo Comutado) appealed ANATEL’s Decision of December 16, 2005, also obtaining the precautionary measures requested. On June 21, 2007, Brasilia Federal Regional Court of the 1st Region ruled that it was not appropriate to include the interconnection and network usage revenues in the FUST’s taxable income and rejected the retroactive application of ANATEL’s Decision. ANATEL filed an appeal to overturn this ruling on April 29, 2008, before Brasilia Federal Regional Court of the 1st Region, which was dismissed on May 10, 2016. ANATEL filed an appeal against this dismissal.
The fixed operators filed an appeal to clarify that revenues obtained through interconnection and dedicated line operation should not be included in the calculation of the amounts payable to the FUST. In addition, the court was also requested to rule on two grounds which had not been analyzed in the initial Decision: (i) that the FUST has become obsolete, among other reasons, by the advance of mobile telephony; and (ii) that amounts collected are not applied to the purpose for which the FUST was created, since only a very low percentage of the revenues collected by the FUST is used to finance fixed telephony. Although the petition for clarification was dismissed on August 23, 2016, the court noted that the FUST should not be funded with revenues from interconnection and dedicated line operation. ABRAFIX appealed to the higher courts on these two elements that had not been analyzed. ANATEL appealed all the holdings of the ruling to the higher courts.
The amount of the claim is quantified at 1% of the interconnection revenues.
Decision by the High Court regarding the acquisition by Telefónica of shares in Český Telecom by way of a tender offer
Venten Management Limited ("Venten") and Lexburg Enterprises Limited ("Lexburg") were non-controlling shareholders of Český Telecom. In September 2005, both companies sold their shares to Telefónica in a mandatory tender offer. Subsequently, Venten and Lexburg, in 2006 and 2009, respectively, filed actions against Telefónica claiming a higher price than the price for which they sold their shares in the mandatory tender offer.
On August 5, 2016, the hearing before the High Court in Prague took place in order to decide the appeal against the second decision of the Municipal Court, which had been favorable to Telefónica's position (as was also the case with the first decision of the Municipal Court). At the end of the hearing, the High Court announced the second appellate decision by which it reversed the second decision of the Municipal Court and ordered Telefónica to pay 644 million Czech korunas (approximately 23 million euros) to Venten and 227 million Czech korunas (approximately 8 million euros) to Lexburg, in each case plus interest.
On December 28, 2016, the decision was notified to Telefónica. Telefónica filed an extraordinary appeal, requesting the suspension of the effects of the decision.
In March 2017, Telefónica was notified of the decision of the Supreme Court, which ordered the suspension of the effects of the unfavorable decision to Telefónica issued by the High Court.
Venten and Lexburg filed with the Supreme Court a motion to partially abolish the suspension of enforceability of the Decision of the High Court in Prague. On January 17, 2018, Telefónica filed its response seeking dismissal of such motion for lack of legal basis.
On February 14, 2019, notification was given to Telefónica of the resolution of the Supreme Court which, based on the extraordinary appeal filed by Telefónica, abolished the decision of the High Court in Prague dated August 5, 2016 and remanded the case back to the High Court.
In December 2021, the High Court of Prague confirmed its appointment of an expert in order to produce a new expert report to assess the reliability of market-based price criteria used in the mandatory tender offer and further technical issues discussed in this litigation, including a new discounted cashflow valuation of the shares of Český Telecom in 2005.
After receiving the expert report, Telefónica challenged its findings on April 30, 2023. Hearings with respect to this challenge were held in the High Court of Prague in November and December 2023.
On February 20, 2025 a hearing of closing arguments was held before the High Court of Prague.
Appeal against the resolution of ANATEL to sanction Telefônica Brasil for breaches of the Fixed Telephony Regulation
In May 2018, Telefônica Brasil filed a judicial action for annulment against a resolution issued by ANATEL (the National Telecommunications Agency of Brazil) in March 2018 concluding the administrative process for determination of non-compliance with obligations (Processo Administrativo para Apuração de Descumprimento de Obrigações or "PADO") investigating alleged infractions of the Fixed Telephony Regulation by Telefônica Brasil.
This PADO investigation had been suspended during the negotiations of the conduct adjustment term (Termo de Ajustamento de Conduta or "TAC") between Telefônica Brasil and ANATEL relating to this and certain other PADO investigations. Since the negotiations concluded without agreement, the suspended PADO sanctioning procedures were reactivated and finalized.
In its resolution of March 2018, ANATEL considered that Telefônica Brasil committed several infractions, specifically those related to the inadequate notice of suspension of services to defaulting users, the terms of reactivation of services after payment of outstanding amounts by defaulting users and the disagreement with the terms of refunds claimed by users of the services.
The fine imposed by ANATEL and appealed by Telefônica Brasil is approximately 211 million Brazilian reals (approximately 33 million euros based on the exchange rate as of December 31, 2024), which amounted to approximately 663 million Brazilian reals after currency value updates and accrued interest as of December 31, 2024 (approximately 103 million euros based on the exchange rate as of December 31, 2024).
Telefônica Brasil appealed the fine imposed by ANATEL based, fundamentally, on the following arguments: (i) ANATEL should have considered a smaller universe of users to determine the fine and (ii) the calculation of the fine is disproportionate and based on insufficient grounds.
In December 2024, Telefônica Brasil, ANATEL, the Brazilian Federal Court of Accounts and the Brazilian Ministry of Communications signed an agreement on the terms and conditions for the adaptation of the switched fixed telephone service concession contracts to an authorization instrument (the Self-Composition Agreement). Once the
Self-Composition Agreement is validated by the relevant court, the matter is expected to be closed without payment of a fine by Telefônica Brasil.
ICSID Arbitration Telefónica, S.A. vs. Republic of Colombia
In the local arbitration brought by Colombia against Colombia Telecomunicaciones, on July 25, 2017, the local arbitration tribunal ordered Colombia Telecomunicaciones to pay 470 million euros as economic compensation for the reversion of assets related to voice services in relation to the concession granted between 1994 and 2013.
On August 29, 2017, Colombia Telecomunicaciones’s share capital was increased in order to make the payment ordered by the local arbitral award; Telefónica, S.A. contributed and disbursed an amount equivalent to 67.5% of the award’s amount (317 million euros) and the Colombian Government contributed an amount equivalent to the remaining 32.5% (153 million euros).
On February 1, 2018, Telefónica, S.A. filed a Request for Arbitration against Colombia at the International Centre for Settlement of Investment Disputes ("ICSID"), which was formally registered on February 20, 2018.
The ICSID tribunal was constituted on February 26, 2019.
Colombia filed Preliminary Objections on Jurisdiction on August 5, 2019. Telefónica, S.A. responded to Colombia’s objections in its Claimant’s Memorial on September 23, 2019, in which it also requested that Colombia pay compensation for damages caused to Telefónica, S.A.
On October 23, 2019, Colombia submitted its Complementary Objections on Jurisdiction as well as a request for Bifurcation, to which Telefónica, S.A. responded on November 29, 2019.
On January 24, 2020, the tribunal dismissed the request for Bifurcation presented by Colombia, ordering the continuation of the proceeding. A decision on the merits of Telefónica, S.A.’s claim is pending.
On July 3, 2020, Colombia filed its reply to the claim filed by Telefónica before the ICSID.
On November 2, 2020, Telefónica presented its response to Colombia's reply.
After the hearing held in April 2021, on July 27, 2021 the hearing of closing arguments was held.
On November 12, 2024, the tribunal issued an arbitration award favorable to the interests of Telefónica, determining that Colombia failed to comply with its obligation to grant fair and equitable treatment to Telefónica's investments under the applicable investment treaty and ordering Colombia to pay the amount of 380 million U.S. dollars (approximately 358 million euros at the exchange rate of November 12, 2024) plus compound interest at a rate of 5% per year as compensation for the damages caused (i.e., the entire principal amount and interest sought by Telefónica in the dispute). In addition, the tribunal ordered Colombia to pay Telefónica’s attorneys’ fees with respect to the arbitration proceedings, together with the corresponding interest.
On November 27, 2024, the Republic of Colombia filed a request with the ICSID to annul and suspend the award. According to ICSID procedures, the request for a stay of enforcement in the annulment proceeding provisionally suspends the enforcement of the award until the new tribunal decides on the request within a maximum period of 30 days from its constitution. As of the date of preparation of this Annual Report, the new tribunal has not been constituted. The account receivable associated with this award, amounting to 544 million U.S. dollars (523 million euros based on the exchange rate as of December 31, 2024), is recorded under "Short-term credits". (see note 15).
Telefónica's lawsuit against Millicom International Cellular for default in the sale of Telefónica de Costa Rica
Telefónica, S.A. (Telefónica) and Millicom International Cellular, S.A. (Millicom) reached an agreement on February 20, 2019 for the purchase and sale of the entire capital stock of Telefónica de Costa Rica TC, S.A.
In March 2020, Telefónica informed Millicom that, once the pertinent regulatory authorizations had been obtained and all the other conditions established in the aforementioned agreement for the execution of the sale had been completed, the execution of the contract and the closing of the transaction should be in April 2020.
Millicom expressed its refusal to proceed with the closing, arguing that the competent Costa Rican administrative authorities had not issued the appropriate authorization.
On May 25, 2020, Telefónica filed a lawsuit against Millicom before the New York Supreme Court, considering that Millicom had breached the terms and conditions established in the sale contract, demanding compliance with the provisions of the aforementioned agreement, and compensation for all damages that this unjustified breach could cause to Telefónica.
On June 29, 2020, Millicom filed a Motion to Dismiss, to which Telefónica replied on July 8, 2020.
On August 3, 2020, Telefónica submitted an amendment to the lawsuit, removing the requirement to comply with the provisions of the sale and purchase contract and requesting only compensation for all damages that the unjustified breach of said agreement could cause to Telefónica.
On January 5, 2021, the Motion to Dismiss filed by Millicom in June 2020 was dismissed by the New York Supreme Court.
On February 24, 2023, both parties filed a "motion for summary judgment" once the discovery period had ended.
On February 13, 2024, the New York Supreme Court issued a decision granting Telefónica’s motion for partial summary judgment, concluding that Telefónica is entitled to compensatory damages and prejudgment interest (approximately 140 million U.S. dollars) from Millicom.
On August 5, 2024, Millicom filed its appellate brief with the Appellate Division of the New York Supreme Court, and Telefónica filed its response on September 4, 2024.
On December 17, 2024, the Appellate Division issued a decision and order upholding Telefónica’s entitlement to summary judgment, but decided that the Supreme Court had calculated the prejudgment interest incorrectly and reduced the amount to be awarded to Telefónica accordingly.
On January 21, 2025, Telefónica filed an appeal against the decision of the Appellate Division of the New York Supreme Court.
ICSID Arbitration Telefónica, S.A. vs. Republic of Peru
On February 5, 2021, Telefónica filed a request for arbitration against the Republic of Peru at the ICSID, which was formally registered on March 12, 2021.
Telefónica bases its claims on the Agreement for the Promotion and Reciprocal Protection of Investments between the Kingdom of Spain and the Republic of Peru ("APRPI") signed on November 17, 1994. Telefónica argues that the Peruvian tax administration (called Superintendencia Nacional de Aduanas y de Administración Tributaria, known as "SUNAT") and other state bodies have failed to comply with the obligations established in the APRPI, including by adopting arbitrary and discriminatory actions.
It is requested that the defendant be ordered to fully compensate Telefónica for all damages suffered.
Once the Tribunal was constituted, on February 9, 2023, Telefónica filed a request for urgent injunctive relief together with a request for injunctive relief, requesting the suspension of the administrative litigation (acción contencioso-administrativa or ACA) related to the income tax for the years 1998, 2000 and 2001, as well as the extension of the deadline for submission by Telefónica of the memorial or claim. Following response of Peru, on February 16, 2023, the Tribunal ruled to dismiss Telefónica's request for urgent injunctive relief, to establish the procedural calendar to process the request for injunctive relief and to grant Telefónica two additional weeks to file the memorial or claim.
On March 2, 2023, Telefónica filed a memorial on the merits. On that date, the Republic of Peru filed observations on the claimant's request for provisional measures submitted by Telefónica on February 9, 2023.
On March 24, 2023, the Tribunal held a hearing on the claimant's request for provisional measures.
On May 11, 2023, the Tribunal issued Procedural Order No. 5 concerning the defendant's request to address the objections to jurisdiction as a preliminary question. As a result, the objections to jurisdiction were joined to the merits of the dispute.
On September 18, 2023, the defendant filed a counter-memorial on the merits and a memorial on jurisdiction.
On December 22, 2023, the Tribunal issued Procedural Order No. 6 concerning production of documents.
On March 29, 2024, Telefónica filed a reply on the merits, and on June 28, 2024, the Republic of Peru filed a rejoinder on the merits and a reply on jurisdiction.
On July 16, 2024, following the resignation of the arbitrator appointed by Peru, the Acting Secretary-General notified the parties of the vacancy on the Tribunal and the proceeding was temporarily suspended pursuant to ICSID Arbitration Rule 10 (2).
On August 12, 2024, the proceedings resumed under ICSID Arbitration Rule 12, following the appointment of the new arbitrator by the Republic of Peru.
On August 20, 2024, the defendant filed a submission on quantum.
The final hearing was held in the last weeks of February 2025.
Appeal against the ANATEL resolution on the calculation of amounts for the renewal of radio frequencies in Brazil associated with the provision of the personal mobile services (filed in 2013)
In 2013, Telefónica Brasil filed a lawsuit against the resolution of ANATEL which sets forth the calculation of the amount to be paid by Telefónica Brasil for the renewal of radio frequencies associated with the provision of personal mobile services, which has been granted to Telefónica Brasil for a period of fifteen years.
According to ANATEL the renewals, which must be carried out every two years, should be accompanied by a payment equivalent to 2% of all income derived from the provision of personal mobile services, while Telefónica Brasil believes that the calculation must be made with respect to the income derived from voice services only, which would exclude data services and interconnection revenues.
In February 2020, Telefónica Brasil filed an appeal before the Regional Federal Court of Brasilia after obtaining an unfavorable ruling in the Court of First Instance, which considered that the criteria defended by ANATEL was the one to be followed.
As of December 31, 2024, the amount under litigation was 896 million Brazilian reais (139 million euros based on the exchange rate of such date), resulting from the method of calculation of ANATEL that has been appealed.
Appeal against the ANATEL resolution on the calculation of amounts for the renewal of radio frequencies in Brazil associated with the provision of the personal mobile services (filed in 2015)
In 2015, Telefónica Brasil filed a lawsuit against the resolution of ANATEL which sets forth the calculation of the amount to be paid by Telefónica Brasil for the renewal of radio frequencies associated with the provision of personal mobile services, which has been granted to Telefónica Brasil for a period of fifteen years .
According to ANATEL the renewals, which must be carried out every two years, should be accompanied by a payment equivalent to 2% of all income derived from the provision of personal mobile services, while Telefónica Brasil believes that the calculation must be made with respect to the income derived from voice services only, which would exclude data services and interconnection revenues.
In August 2016, Telefónica Brasil filed an appeal before the Regional Federal Court of Brasilia after obtaining an unfavorable ruling in the Court of First Instance, which considered that the criteria defended by ANATEL was the one to be followed. The parties are currently waiting for a judgment on the appeal.
As of December 31, 2024, the amount under litigation was 229 million Brazilian reais (36 million euros based on the exchange rate of such date), resulting from the method of calculation of ANATEL that has been appealed.
UK High Court claim by Phones 4 U Limited against various mobile network operators and other companies, among others, Telefónica, S.A., Telefonica O2 Holdings Limited and Telefonica UK Limited
In late 2018, Phones 4U Limited (in administration) (“P4U”) commenced a claim in the English High Court in London against various mobile network operators: Everything Everywhere, Deutsche Telekom, Orange, Vodafone, Telefónica, S.A., Telefonica O2 Holdings Limited and Telefonica UK Limited (together the “Defendants”).
P4U carried on a business of selling mobile phones and connections to the public, such connections being supplied by mobile network operators including the Defendants. In 2013 and 2014, the Defendants declined to extend and / or terminated their contracts to supply connections to P4U.
P4U went into administration in September 2014.
P4U alleges that the Defendants ceased to supply connections because they had colluded between themselves in contravention of the United Kingdom and the European Union competition laws and asserts that it has a basis to claim damages for breach of competition law by all the Defendants. The Defendants deny all P4U’s allegations.
The claim commenced on December 18, 2018 by P4U. The Defendants filed their initial defenses in the course of April and May 2019, with P4U filing replies on October 18, 2019. The first case management conference took place on March 2, 2020.
The trial was held between May and July 2022. On November 10, 2023 the court issued a judgment, concluding that none of the Defendants was in breach of either UK or EU competition law.
On April 10, 2024, P4U filed an appeal, and the Defendants filed a response on June 28, 2024.
The oral argument for the appeal is scheduled for May 2025.
b) Other proceeding
In October 2024, Telefónica Venezolana, C.A., Telefónica, S.A. and the United States Department of Justice (“DOJ”) entered into a Deferred Prosecution Agreement (“DPA”) to resolve a single charge of conspiracy to violate the anti-bribery provisions of the FCPA. The charge, made against Telefónica Venezolana, C.A., concerns conduct in and around 2014 and 2015 related to a Venezuelan government-sponsored currency auction.
Telefónica, S.A., is not a defendant in the matter but as parent company of the Telefónica Group has agreed to certain terms and conditions under the DPA.
The terms of the DPA include, among other things, requirements concerning a corporate compliance program, annual reports concerning that program during the term of the DPA and a monetary penalty of 85,260,000 U.S. dollars (approximately 81 million euros at payment date). The DOJ has agreed that if all the obligations under the DPA are fully complied with, then DOJ will seek dismissal with prejudice of the charge described above after the DPA concludes.
c) Commitments
Investment Framework Agreement between the shareholders of Colombia Telecomunicaciones, S.A. ESP BIC - Sale of shares
Pursuant to the Framework Investment Agreement entered into between the shareholders of Colombia Telecomunicaciones, S.A. ESP BIC: (a) if Telefónica decides to dispose or transfer of all or part of its shareholding in Colombia Telecomunicaciones, S.A. ESP BIC to third parties, Telefónica commits that: (i) the acquirer or transferee will be obliged to adhere to the Framework Investment Agreement; and (ii) that the acquirer or transferee will be obliged to present an offer to purchase all of the shares in Colombia Telecomunicaciones, S.A. ESP BIC held by the Colombian Government (that amounts to 32.5% of the share capital) at the same price and under the same terms and conditions negotiated with Telefónica and through the procedure established by Law 226 of 1995 for the disposal of shares held by public entities and, (b) if the Colombian Government transfers its shares in Colombia Telecomunicaciones, S.A. ESP BIC under certain circumstances, the Strategic Partner shall subscribe with the acquirer of the shares a new shareholders agreement which will have to be then negotiated by the parties and which, as the case may be, will include some of the rights currently held by the Colombian Government under the Framework Investment Agreement currently in force.
Agreement for the sale of the shares of Telefónica Gestión de Servicios Compartidos España, S.A.U., Telefónica Gestión de Servicios Compartidos Argentina, S.A. and T-Gestiona Servicios Contables y Capital Humano, S.A.C.
On March 1, 2016, a share purchase agreement between, on one hand, Telefónica, S.A., Telefónica Servicios Globales, S.L.U. and Telefónica Gestión de Servicios Compartidos Perú, S.A.C. (as sellers), and, on the other hand, IBM Global Services España, S.A., IBM del Perú, S.A.C., IBM Canada Limited and IBM Americas Holding, LLC (as purchasers) for the sale of the companies Telefónica Gestión de Servicios Compartidos España, S.A.U., Telefónica Gestión de Servicios Compartidos Argentina, S.A. and T-Gestiona Servicios Contables y Capital Humano, S.A.C., for a total price of approximately 22 million euros, was ratified before Notary Public. This share purchase agreement was subscribed on December 31, 2015.
Following the aforementioned share purchase agreement and in connection with the latter transaction, also, on December 31, 2015, Telefónica subscribed a master services agreement with IBM for the outsourcing of economic-financial and HR activities and functions to be provided to the Telefónica Group for an initial duration of ten years and a total amount of approximately 450 million euros. Most of the Telefónica Group’s subsidiary companies adhered to that master services agreement.
The master service agreement has been amended on several occasions (on March 31, 2021, March 31, 2022, July 29, 2022 and August 31, 2023). The most relevant changes have affected the scope of services and extended the term of the agreement.
On June 28, 2024, an additional amendment to the master service agreement was signed. As a result of the various amendments, the term of the master service agreement may be extended up to 2031 for adhering companies in Latin America or up to 2034 for adhering companies in Spain.
Commitments derived from the agreements reached for the acquisition of football (soccer) related rights between Telefónica (through its affiliate Telefónica Audiovisual Digital, S.L.U.) and LaLiga, UEFA and RFEF
On July 2, 2020 Telefónica signed an agreement for acquiring the exclusive media rights in Spain of UEFA Champions League and UEFA Europa League, as well as the UEFA Europa Conference League (a new competition to be separated from the UEFA Europa League) and UEFA Youth League, for the cycle comprising seasons 2021/2022, 2022/2023 and 2023/2024, (ending June 30, 2024).
The agreement guaranteed Telefónica all media rights with respect to the main European football competitions for all its customers, both residential and non-residential (hotels, restaurants, cafes, etc.).
The direct acquisition from UEFA of this "premium" content allowed Telefónica to continue designing and selling its own produced channels and content with the best European football that could be, likewise, accessible to other operators in the market interested in this content.
The total award price for all competitions amounted to 975 million euros (i.e. 325 million euros for each of the seasons 2021/2022, 2022/2023 and 2023/2024) which amount is less than the license fees paid for the previous cycle and without any year-to-year increase.
On December 13, 2021, Telefónica was provisionally awarded the exclusive broadcasting rights of 5 matches per matchday of the Spanish First Division Football League National Championship (“LaLiga”), for pay television in the residential market, in Spain. Telefónica received the first pick on 18 matchdays of each season and second pick on 17 matchdays, including the second match of the season between Real Madrid and Barcelona (Option D bis, Lot D.1 bis).
Likewise, Telefónica was awarded the exclusive broadcasting rights of three matchdays, which contain 10 matches each matchday, including matches of Real Madrid C.F., F.C. Barcelona and Club Atlético de Madrid against the six first classified of the previous season; and Valencia C.F., Athletic Club de Bilbao or Real Betis Balompié, if they were not among the aforementioned first classified (Option D bis, Lot D.3 bis).
The award initially included all seasons between the cycle 2022/2023 and 2026/2027 although the 2025/2026 and 2026/2027 seasons were subject to the CNMC lifting or modifying a resolution that limited the maximum duration of the contracts signed by Telefónica for the acquisition of sports rights (Expte. VC/0612/14).
The award was made at a price of 520 million euros for each of the seasons.
The award was subject to the execution of an agreement between Telefónica and LaLiga with the remaining terms and requirements established in the LaLiga tender, which agreement was signed on January 19, 2022. This agreement was modified to adjust its duration to the CNMC Competition Directorate’s interpretation of the maximum length of contracts for the acquisition of exclusive sports rights (three years from signature) within the above referenced procedure (Expte. VC/0612/14). In this regard, LaLiga issued on December 29, 2023, a new tender regarding those same packages for seasons 2024/2025 (from January 20, 2025) and 2025/2026 and 2026/2027.
On January 19, 2024, Telefónica Audiovisual Digital, S.L.U. was awarded exclusive broadcasting rights for five matches per matchday of the Spanish First Division Football League National Championship for pay television in the residential market in Spain. Telefónica Audiovisual will have first pick on 18 matchdays and second pick on 17 matchdays (or the applicable portion for the 2024/2025 season), including the second match of the season between Real Madrid and Barcelona. In addition, it has been awarded exclusive broadcasting rights of one matchday for the
2024/2025 season and three matchdays in the remaining seasons. The award covers the 2024/2025 season, beginning January 20, 2025, as well as the 2025/2026 and 2026/2027 seasons. The price has been set at 250 million euros for the 2024/2025 season and 520 million euros for each of the 2025/2026 and 2026/2027 seasons. The corresponding agreement between Telefónica Audiovisual Digital, S.L.U. and LaLiga was signed on June 2, 2024.
On March 28, 2022, Telefónica entered into an agreement with the company DAZN for the distribution of the so-called DAZN LaLiga Package. Such package includes the remaining five football matches per match-weekend of the Spanish First Division Football League National Championship, in 35 out of 38 match-weekends for exploitation on pay television for residential subscribers in Spain (Option D bis, Package D.2 bis).
This is a non-exclusive agreement for five seasons, from 2022/2023 to 2026/2027. The agreed value amounts to 280 million euros for each of the seasons.
In addition, on July 29, 2022, Telefónica signed a new contract with LaLiga for the non-exclusive broadcasting of the channel that broadcasts matches of the Second Division of National Football Championship League for seasons 2022/2023, 2023/2024 and 2024/2025, with Telefónica’s unilateral option to extend for two additional seasons, with a variable cost that amounts to approximately 16 million euros per season. On February 28, 2024, Telefónica exercised an option to extend, and the agreement was extended for seasons 2025/2026 and 2026/2027.
Similarly, on August 4, 2022, a contract was formalized with LaLiga for the non-exclusive broadcast of the LaLiga TV Bar Channel for non-residential subscribers for the 2022/2023 season with a minimum guarantee of 29 million euros, being the final price variable. Likewise, the contract for the 2023/2024 season was signed on July 30, 2023, with a minimum guaranteed consideration of approximately 29 million euros. The contract for the 2024/2025 season was signed on July 28, 2024, with a similar minimum guaranteed consideration of 29.7 million euros.
On November 2, 2022, Telefónica was also awarded by Real Federación Española de fútbol (RFEF) exclusive pay television rights of Copa del Rey Competiton and Supercopa de España for seasons 2022/2023, 2023/2024 and 2024/2025.
On June 13, 2023, Telefónica submitted its offer for the acquisition of the audiovisual rights of the UEFA Champions League and UEFA Europa League, as well as the UEFA Europa Conference League and the UEFA Youth League ("UEFA Competitions") for the 2024/2025, 2025/2026 and 2026/2027 seasons, upon expiration of the current contract.
UEFA awarded Telefónica on August 1, 2023, with exclusive media rights in Spain of UEFA Competitions for residential subscribers during seasons 2024/2025, 2025/2026 and 2026/2027. The corresponding agreements were signed on November 3, 2023.
The total award price for all competitions covered by these agreements with UEFA amounted to 960 million euros (i.e. 320 million euros for each of the seasons 2024/2025, 2025/2026 and 2026/2027).
Wholesale Access Services Agreement with AT&T Mexico
On November 21, 2019, Pegaso PCS, S.A. de C.V. (“Telefónica México”) and AT&T Comunicaciones Digitales, S. de R.L. de C.V. (“AT&T Mexico”) entered into a Wholesale Access Services Agreement (“Wholesale Agreement”), under which AT&T Mexico agreed to provide wholesale wireless access to Telefónica México on 3G, 4G and any other future technology available in Mexico.
The Wholesale Agreement has a minimum duration of eight years, renewable for additional consecutive periods of three years. Such Wholesale Agreement establishes a gradual migration of Telefónica México’s traffic to AT&T Mexico's access network over the first three years of the agreement.
As set forth in the Wholesale Agreement such migration was completed during the first half of 2022. As a result, Telefónica México’s wireless access infrastructure was turned off and Telefónica México no longer uses the licensed spectrum that it used in the past to operate its network.
On April 24, 2024, Telefónica México and AT&T Mexico entered into an Amended and Restated Wholesale Access Services Agreement (“Amended Wholesale Agreement”). Under the Amended Wholesale Agreement, the term of the Wholesale Agreement was extended and AT&T Mexico agreed to continue providing wholesale wireless access to Telefónica México with respect to 3G, 4G, 5G and any other future technology available in Mexico.
The Amended Wholesale Agreement has a minimum duration of three years, expiring on November 20, 2027, and may be renewed for additional consecutive periods of three years.
Contracts for the provision of IT services with Nabiax
In 2019 Telefónica, S.A. signed an agreement for the sale of a portfolio of eleven data center businesses to a company (hereinafter "Nabiax") controlled by Asterion Industrial Partners SGEIC, S.A.
At the same time as this sale, agreements were entered into with Nabiax to provide housing services to the Telefónica Group, allowing Telefónica to continue providing housing services to its customers, in accordance with its previous commitments. Such service provision agreements have an initial term of ten years and include minimum consumption commitments in terms of capacity. These commitments are consistent with the Group's expected consumption volumes, while prices are subject to review mechanisms based on inflation and market reality.
On May 7, 2021, Asterion Industrial Partners SGEIC, S.A. ("Asterion") and Telefónica Infra (T. Infra), the infrastructure unit of the Telefónica Group, reached an agreement for the contribution to Nabiax of four additional data centers owned by the Telefónica Group (two of them located in Spain and two in Chile). In exchange for the contribution of these four data centers, T. Infra received a 20% equity stake in Nabiax. Once the relevant authorizations and other conditions precedent to the contribution of the two data centers located in Spain were obtained, the partial closing of the transaction took place as of July 21, 2021, whereby Telefónica Group contributed those data centers to Nabiax, with T. Infra receiving in exchange a 13.94% stake in Nabiax at this stage. The agreement was complemented by the signing of a contract for the provision to Telefónica of housing services from those two data centers under terms and conditions equivalent to those established in the transaction executed in 2019, for an initial period of ten years.
Once the conditions related to the contribution of the two data centers located in Chile were fulfilled, on May 24, 2022, the complete closing of the transaction took place, and T. Infra reached a 20% stake in Nabiax (see Note 10). The agreement was complemented by the signing of a contract for the provision to Telefónica of housing services from those two data centers under terms and conditions equivalent to those established in the transaction executed in 2019, for an initial period ending in 2031.
On June 13, 2023, the data centers owned by Nabiax located in the Americas were sold to the investment fund Actis. T. Infra owns a 20% stake in Nabiax. After this transaction, Nabiax only owns data centers in Spain.
The data centers sold to Actis continue to provide housing services to the Telefónica Group under the terms of the contracts signed in 2019, as Telefónica, S.A. waived its right to terminate the housing services contracts upon the sale of the data centers.
On June 10, 2024, Telefónica de España, S.A.U. and Nabiax’s subsidiary Digital DHF Iberia S.L signed an addendum to the agreement for the provision of housing services in Spain to, among other things, extend the validity of the agreement until July 2034, but only with respect to a data center in Alcalá de Henares.
In June 2024, Asterion began a process to sell its 80% stake in Nabiax. In accordance with the rights held by Asterion under the Nabiax Shareholders Agreement, Asterion negotiated the conditions of the sale and also exercised its drag-along right over the 20% stake in Nabiax owned by T. Infra. On November 7, 2024, a purchase and sale agreement for 100% of the share capital of Nabiax was signed with the investment fund Aermont Capital. The closing of the transaction is subject to obtaining regulatory approval and is expected to be completed in the first quarter of 2025, with Nabiax continuing to provide housing services to the Telefónica Group under the terms of the contracts signed in 2019.
50:50 joint venture with Liberty Global for the combination of both groups' businesses in the United Kingdom
On May 7, 2020, Telefónica agreed to enter into a joint venture with Liberty Global plc ("Liberty Global") pursuant to a contribution agreement (as amended from time to time, the "Contribution Agreement") between Telefónica, Telefonica O2 Holdings Limited, Liberty Global, Liberty Global Europe 2 Limited and a newly formed entity of which, after closing, each of Telefónica and Liberty Global would hold 50% of its share capital named VMED O2 UK Limited.
After having obtained the clearance from the Competition and Market Authority (the antitrust authority in the UK) to complete this transaction and having fulfilled all the other pre-closing conditions included in the Contribution Agreement, the transaction was completed on June 1, 2021. From such date, Telefónica and Liberty Global each hold an equal number of shares in VMED O2 UK Limited; after: (i) Telefónica having contributed to VMED O2 UK Limited its O2 mobile business in the United Kingdom and (ii) Liberty Global having contributed its Virgin Media business in the United Kingdom to VMED O2 UK Limited.
The corporate governance of VMED O2 UK Limited is regulated by a shareholders' agreement, which was entered into by the parties to the Contribution Agreement on June 1, 2021 and was amended on November 15, 2023 (as amended from time to time, (the "Shareholders' Agreement").
On the date of closing of the transaction, Telefónica, Liberty Global, and certain companies belonging to each shareholder’s corporate group entered into certain services, reverse services, licensing and data protection agreements with VMED O2 UK Limited and certain entities belonging to the VMED O2 UK Limited group. In particular, Telefónica and Liberty Global agreed that each shareholder’s group would provide certain services, either on a transitional or ongoing basis, to VMED O2 UK Limited and its group. Finally, VMED O2 UK Limited and its group would also provide certain services to specific companies belonging to the corporate group of each of its shareholders.
Pursuant to the terms of the above referred services agreements, the transitional services that are to be provided by the Telefónica Group to VMED O2 UK Limited would be provided for terms initially ranging from 7 to 24 months (subsequently extended in some cases to terms up to 40 months) while the ongoing services that are to be provided by the Telefónica Group to VMED O2 UK Limited would be provided for periods of two to six years, depending on the service. The services provided by the Telefónica Group to VMED O2 UK Limited, under the agreements as amended, consist primarily of technology and telecommunication services that will be used by or will otherwise benefit VMED O2 UK Limited. In addition to providing VMED O2 UK Limited with such services, the mobile operators of the Telefónica Group and VMED O2 UK Limited will maintain their roaming commercial relationships in order to reciprocally provide roaming services for their respective customers.
Likewise, as of closing of the transaction Telefónica granted certain trademark license agreements to VMED O2 UK Limited (the “VMED O2 UK Limited Trademark Licenses”). Pursuant to the VMED O2 UK Limited Trademark Licenses, Telefónica Group licensed the use of Telefónica and O2 brand rights to VMED O2 UK Limited.
Investment Agreement with Allianz and Telefónica Germany
On October 29, 2020, Telefónica Infra Germany GmbH (“TEF Infra Germany”, a subsidiary indirectly wholly-owned by Telefónica through Telefónica Infra, S.L.U.) entered into an investment agreement (and related contracts, including a partners’ agreement which sets forth the principles of corporate governance of the joint venture) with several entities belonging to the Allianz Group ("Allianz") and Telefónica Germany 1. Beteiligungsgesellschaft mbH (a subsidiary wholly-owned by Telefónica Germany GmbH & Co. OHG) (“TEF Germany”) for the creation of a joint venture to deploy Fiber-to-the-Home (FTTH) in Germany, pursuant to which TEF Infra Germany and TEF Germany conditionally agreed to invest up to 500 million euros equity in total (400 million euros by TEF Infra Germany and 100 million euros by TEF Germany) and Allianz conditionally agreed to invest up to 1,000 million euros through different sources of funding over a six year period.
The closing of the transaction and the acquisition of the joint control took place on December 18, 2020. The registration of Allianz and TEF Germany as limited partners of the joint venture in the German commercial registry occurred on January 21, 2021. After the closing of the transaction, the Allianz Group and the Telefónica Group each holds 50% in the joint venture under a co-control governance model. Telefónica Group’s ownership is held through TEF Infra Germany holding 40% and TEF Germany holding a 10% stake.
New long-term master services agreement in the United Kingdom
On January 7, 2021, each of Telefónica U.K. and Vodafone U.K. entered into new Master Services Agreements with Cornerstone Telecommunications Infrastructure Limited (“CTIL”), their passive tower network infrastructure partnership which was initially 50:50 jointly owned and operated by the two operators. The new agreements came into effect on January 1, 2021, with initial terms of 8 years, with three additional 8-year renewal periods.
CTIL was formed in 2012 through the consolidation of both Telefónica U.K. and Vodafone U.K.’s existing basic network infrastructure, including towers and masts, which were transferred to the joint operation. CTIL currently operates 14,200 macro sites with a 2.0x tenancy ratio (including active sharing) and 1,400 micro sites. CTIL also provides management services for the anchor tenants for a further 5,100 third party sites where their active equipment is deployed. Telefónica's stake in CTIL is currently held through VMED O2 UK Limited (see Note 10), the joint venture between Telefónica and Liberty Global plc in the United Kingdom, which on November 15, 2023 transferred an indirect 16.67% minority stake in CTIL to the UK-based infrastructure fund GLIL Infrastructure LLP, and on November 27, 2024 further transferred an additional indirect 8.33% minority stake in CTIL to Equitix Investment Management Limited.
The new agreements do not materially impact existing network agreements and will continue to allow CTIL to primarily serve its shareholders as well as some third parties.
Transaction between Colombia Telecomunicaciones S.A. ESP BIC and Kohlberg Kravis Roberts (“KKR”)
On July 16, 2021, Colombia Telecomunicaciones S.A. ESP BIC and KKR entered into an agreement to sign the following contracts:
(i) An assets purchase agreement for the fiber optic assets owned by Colombia Telecomunicaciones S.A. ESP BIC with a Colombian company controlled by KKR (InfraCo, SpA), in consideration for an initial payment of 320 million U.S. dollars, which may be subject to post-closing adjustments under usual conditions for this type of operation. As well as a subsequent payment, consisting of the possibility of receiving a higher consideration from its result in network deployment activities, for an amount of up to an additional 100 million U.S. dollars.
(ii) A contract through which Colombia Telecomunicaciones S.A. ESP BIC will acquire a 40% stake in a Spanish company controlled by KKR, which it holds the remaining 60%. The Colombia Telecomunicaciones S.A. ESP BIC´s contribution would be a portion of the consideration received from assets purchase agreement for the fiber optic assets.
(iii) Several commercial contracts between Colombia Telecomunicaciones S.A. ESP BIC and InfraCo, SpA for the provision of wholesale connectivity services by InfraCo, SpA to Colombia Telecomunicaciones S.A. ESP BIC, deployment of fiber optic network and other related services.
The signing of the contracts of numerals (i) and (iii), as well as the execution of the aforementioned operations contracts, was subject to the respective contractual provisions and to the obtaining of the necessary regulatory authorizations.
On January 11, 2022, after obtaining the necessary regulatory authorizations and meeting certain agreed conditions, the transaction was executed. Therefore, Colombia Telecomunicaciones S.A. ESP BIC executed the sale of fiber optic assets to Onnet Fibra Colombia S.A.S. (“Onnet”), a company with which it also entered into a series of commercial contracts by virtue of which (i) Onnet will provide wholesale connectivity services to Colombia Telecomunicaciones S.A. ESP BIC, and (ii) Colombia Telecomunicaciones S.A. ESP BIC will provide to Onnet fiber optic network deployment services and other related services. Simultaneously, Colombia Telecomunicaciones S.A. ESP BIC acquired shares equivalent to a 40% in Alamo HoldCo S.L., a Spanish company that owns 100% of Onnet's shares (see Note 10).
Agreement reached between Telefónica España Filiales, S.A.U. (Telefónica España Filiales), T. Infra, Vauban and Crédit Agricole Assurances for the establishment of Bluevia Fibra
On July 25, 2022, Telefónica España Filiales S.A.U, Telefónica Infra S.L.U. (T. Infra) and the consortium formed by Vauban Infrastructure Partners ("Vauban") and Crédit Agricole Assurances ("CAA") reached an agreement for the establishment of a company, Bluevia Fibra, S.L. ("Bluevia"), whose corporate purpose is the deployment and commercialization of a fiber-to-the-home (FTTH) network mainly in rural areas in Spain.
Once the relevant regulatory authorizations were obtained, the closing of the transaction took place on December 20, 2022.
After closing, the Telefónica Group holds 55% of the capital of Bluevia (30% through Telefónica España Filiales and 25% through T. Infra), with Vauban/CAA holding the remaining 45%.
At closing, Bluevia purchased from Telefónica España 3.9 million already passed real estate units, and agreed to deploy 1.1 million additional units over the following two years after closing, reaching a total footprint of 5 million passed real estate units. The 3.9 million already passed real estate units acquired by Bluevia at closing represented 14% of Telefónica's FTTH network in Spain, with Telefónica España retaining ownership of the remainder of the network. In addition, as part of the transaction, the Telefónica Group entered into a series of service provision agreements with Bluevia which entail the mutual provision and receipt of services by/to Telefónica Group and Bluevia. As part of the transaction Telefónica Group contributed equity funds to Bluevia in the amount of approximately 1,247 million euros and the Vauban/CAA consortium acquired 45% of Bluevia from Telefónica España for 1,021 million euros in cash (see Note 2).
Agreement reached by T. Infra, Liberty Global and InfraVia for the establishment of a fiber-to-the-home (FTTH) joint venture in the United Kingdom
On July 29, 2022, T. Infra, Liberty Global plc ("Liberty Global") and InfraVia Capital Partners ("InfraVia") reached an agreement for the establishment of a joint venture, "nexfibre", for the deployment of fiber-to-the-home (FTTH) to 5 million homes in the United Kingdom not reached by VMED O2 UK Limited's (VMO2) network, with potential for expansion to an additional 2 million homes. The fiber network will offer wholesale FTTH access to telecommunications service providers, with VMO2 acting as the lead customer, as well as providing a range of technical services.
Once the relevant regulatory authorizations were obtained and the other conditions were fulfilled, the closing of the transaction took place on December 15, 2022.
After closing, Liberty Global and T. Infra participate by halves in a joint vehicle that holds a 50% interest in nexfibre, with InfraVia owning the remaining 50%.
The business plan for the initial rollout to 5 million homes envisages an investment of approximately 4,500 million pounds sterling (approximately 5,426 million euros at the exchange rate at December 31, 2024). The three partners have funded their pro-rata share of equity funding for the construction, totaling up to 1,400 million pounds sterling (approximately 1,688 million euros at the exchange rate at December 31, 2024). In addition, nexfibre has entered into a facilities agreement with a consortium of banks for an amount of up to 3,300 million pounds sterling (approximately 3,979 million euros at the exchange rate at December 31, 2024).
As part of the transaction, InfraVia has made and will continue to make certain payments to Liberty Global and T. Infra, a portion of which will be linked to the progress of the construction of the network.
In support of its obligations to nexfibre, VMO2 continues to extend network build contracts with various providers.
Agreements between Telefónica de España, S.A.U. ("TdE"), Telefónica Móviles España, S.A.U. ("TME") and Telefónica Soluciones de Informática y Comunicaciones de España, S.A.U. ("TSOL" and jointly with TdE and TME the "Telefónica España Companies") with Capgemini España, S.L., Inetum España, S.A., Indra Soluciones Tecnologías de la Información S.L.U. and UTE "Indra Soluciones Tecnologías de la Información S.L.U., Inetum España S.A., Unión Temporal de Empresas Ley 18/1982 de 26 de mayo".
In March 2024, the Telefónica España Companies entered into separate contracts with each of (i) Capgemini España, S.L., (ii) Inetum España, S.A., (iii) Indra Soluciones Tecnologías de la Información S.L.U. and (iv) UTE "Indra Soluciones Tecnologías de la información S.L.U., Inetum España S.A., Unión Temporal de Empresas Ley 18/1982 de 26 de mayo" for the provision to the Telefónica España Companies of an IT transformation service (development, maintenance and operation of applications, and infrastructure engineering services, maintenance, and IT operations infrastructure), for aggregate consideration of 582 million euros. The counterparties’ obligations to Telefónica consist of application and infrastructure development and maintenance, as well as application and infrastructure operation regarding the IT transformation service.
The agreements each have a duration of seven years and will be automatically extended up to a maximum of two additional years, absent prior notice by any of the parties).
Agreement reached by Telefónica España Filiales and Vodafone ONO to incorporate a joint company for the commercialization of a fiber-to-the-home (FTTH) network
On November 7, 2024, Telefónica España Filiales, S.A.U. (Telefónica España Filiales) reached an agreement with Vodafone ONO, S.A.U. (Vodafone España) to incorporate a joint company, whose main activity is the commercialization of a fiber to the home (FTTH) network for its shareholders, Telefónica España Filiales and Vodafone España, so that they can in turn provide retail and wholesale broadband access services.
The joint company is expected to cover approximately 3.6 million premises, with assets that are currently part of Telefónica de España’s FTTH network and that represent approximately 12% of its national network. It is estimated that the joint company will initially have around 1.4 million clients, which implies a penetration level of approximately 40%. As part of the transaction, the agreements required to be executed are the following: i) an investment agreement and transfer agreements, all of them already signed on November 7, 2024, and ii) a shareholders agreement, master service agreements, systems, monitoring and maintenance services agreement, and a corporate service agreement which regulates certain services of a diverse nature, all of which will be entered into on the closing date.
After the closing of the transaction, Telefónica España Filiales will hold a 63% in the joint company and Vodafone España the remaining 37%.
d) Environmental and climate change matters
Environmental management of the Group
Commitment to protect the environment is part of the Company's general strategy and is the responsibility of the Board of Directors. The performance in this area is regularly supervised by the Sustainability and Regulation Committee as well as by the Global Sustainability (ESG) Office in coordination with the global areas responsible for executing this strategy alongside the business units.
The Group has a Global Environment and Energy Policy, and externally certified environmental management systems in accordance with ISO 14001 in the Group operators. The environment is a cross-cutting issue throughout the Company, involving both operational and management areas as well as business and innovation areas.
The Telefónica Group has contracted, both locally and globally, several insurance programs in order to mitigate the possible occurrence of an incident stemming from the risks of environmental liability and/or natural disasters.
Managing environmental impact and energy consumption is a strategic priority and carbon reduction targets are part of the variable remuneration of the Company employees, including the Executive Committee. In addition, Telefónica, S.A.'s long-term share-based incentive plans 2021-2025 and 2024-2028 (see Note 27) include CO2 Emission Neutralization targets.
Climate change and energy
In managing climate change, Telefónica identifies adaptation and mitigation measures and new opportunities for growth and development. To analyze climate risks, the guidelines established in the Corporate Sustainability Reporting Directive (CSRD) are followed. In this way, the risks (physical and transition) and potentially material climate opportunities for the Company have been identified, considering various scenarios and time horizons.
Telefónica integrates the risks and opportunities identified in its business model through the Climate Action Plan, which defines the roadmap to achieve net zero emissions by 2040.
For Telefónica, it is a priority to keep energy consumption stable despite the sharp increase in the digitalization of society and, therefore, in data traffic transmitted through the networks. The Group's Energy Efficiency Plan therefore includes initiatives such as network modernization, with investments in fiber optics (more efficient) that replace the copper network, or 5G.
The Company's decarbonization requires not only maximum efficiency in the use of energy, but also that it comes from renewable sources. Telefónica's Renewable Energy Plan contemplates different solutions such as self-generation, the purchase of renewable electricity with a guarantee of origin and long-term power purchase agreements (PPAs, see Note 26), and prioritizes renewable electricity sources, defines the strategy that allows us to reduce operating costs and reduces exposure to fluctuations in electricity prices. Currently, most of the electricity consumption in Telefónica’s facilities comes from renewable sources.
Financing linked to sustainability criteria
Telefónica's Sustainable Financing Framework is aligned with the International Capital Markets Association (ICMA) Green, Social and Sustainable Bond Principles, as well as the Green Lending Principles and the Social Loans of the LMA (Loan Market Association), the APLMA (Asian Pacific Loan Market Association) and the LSTA (Loan Syndications and Trading Association), and it is linked to the United Nations Sustainable Development Goals.
In addition to senior green bonds and hybrid instruments, the Group uses other sustainable banking financing tools, such as loans and credits linked to sustainability objectives, such as emissions reduction or gender equality. The Group's main syndicated loan is also linked to the performance of sustainability indicators.
In 2024, the Company has maintained an active presence in the capital market with several issues, successfully raising a total of 3,050 million euros of debt in green format throughout the year (2,600 million euros in 2023). In January 2024, Telefónica launched an issuance split into two tranches, for an aggregate amount of 1,750 million euros (see Appendix III). In March 2024, a green hybrid instrument was issued for an amount of 1,100 million euros (Note 17.c). In September 2024, a reopening of the 750 million euros hybrid bond issued in September 2023 took place for an amount of 200 million euros.
In terms of bank financing, Telefónica has an undrawn syndicated loan linked to sustainability indicators, signed at the beginning of 2022, amounting to 5,500 million euros (see Note 18 and Annex V).
In addition, the Group has committed lines and bilateral financing with numerous financial entities, reaching a total volume of 4,343 million euros at the end of 2024, the interest applied to which is also linked to the fulfillment of sustainability objectives.
Overall, as at December 31, 2024, the Group's sustainable financing amounts to 21,447 million euros (18,796 million euros as at December 31, 2023), broken down as follows:

Millions of euros
Financial liabilities	4,804
Senior sustainable bond of Telefónica Emisiones 2022 (Appendix III)	1,000
Senior green bond of Telefónica Emisiones 2023 (Appendix III)	850
Senior sustainable bond of Telefónica Emisiones 2024 (Appendix III)	1,000
Senior sustainable bond of Telefónica Emisiones 2024 (Appendix III)	750
Sustainability linked bonds of Telefónica Brazil (Appendix III)	544
Sustainability linked facilities of Colombia Telecomunicaciones	270
Sustainability linked facilities of Telefónica, S.A.	390
Undated deeply subordinated securities (hybrid instruments) (Note 17.c)	6,050
Undrawn facilities at December 31, 2024 (Note 18)	10,593
Sustainability linked facility of Telefónica, S.A.	5,500
Sustainability linked facility of Telefonica Germany	750
Sustainability linked bilateral facilities	4,343
Total financing linked to sustainability criteria	21,447
e) Auditors’ fees
The services entrusted to the auditors comply with the independence requirements established by the Spanish Audit Law 22/2015 of July 20, as well as with the rules of the Securities and Exchange Commission (SEC) and the Public Company Accounting Oversight Board (PCAOB), both of the United States of America.
The expenses accrued by the Group, in respect of the fees for services rendered to the various member firms of the PwC network, of which PricewaterhouseCoopers Auditores, S.L. ("PwC Auditores, S.L."), the auditors of Telefónica, S.A., forms part, amounted to 22.11 million euros and 20.02 million euros in 2024 and 2023, respectively.
The detail of these amounts is as follows:

	2024			2023
Millions of euros	PwC Auditores, S.L.	Other companies PwC network	Total	PwC Auditores, S.L.	Other companies PwC network	Total
Audit services	8.47	11.91	20.38	8.13	10.48	18.61
Audit-related services	1.33	0.40	1.73	1.01	0.40	1.41
Total	9.80	12.31	22.11	9.14	10.88	20.02
Audit services include audit fees with respect to the individual and consolidated financial statements of Telefónica, S.A. and its subsidiaries, as well as the review of interim financial statements. These Audit services also include the integrated audit of the financial statements for the annual report on Form 20-F filed with the US SEC for those entities currently required, including therefore, the audit of the internal control over financial reporting to comply with the requirements of the Sarbanes-Oxley Act of 2002 (Section 404). It also includes audit work related to legal and regulatory requirements that the auditor is required to perform as part of its role.
The main items included in Audit-related services relate to the verification of the Consolidated Statement of Non-Financial Information and Sustainability information, the review of financial information required by regulators, the issuance of agreed-upon procedures reports on financial reporting, the issuance of comfort letters, the review of allocation and impact reports of green finance instruments, the special European report on the Solvency and Financial Condition Review under the Solvency II regulatory framework and the reasonable assurance report on the system of Internal Control over Financial Reporting (ICFR).
In 2024 and 2023, the Principal Auditor has performed services other than those mentioned above for a total amount of 0.004 and 0.002 million euros, respectively.
PwC Auditores, S.L., has provided the following services to the Group in 2024 and 2023: the individual and consolidated financial statements audit, the review of interim financial statements, the integrated audit of the financial statements for the annual report on Form 20-F filed with the US SEC, the audit of the internal control over financial reporting in order to comply with the requirements of the Sarbanes-Oxley Act of 2002 (Section 404), the verification of the Consolidated Statement of Non-Financial Information and Sustainability information, the issuance of comfort letters, the issuance of agreed upon procedures reports on financial reporting, the review of allocation and impact reports of green finance instruments, the special European report on the Solvency and Financial Condition Review under the Solvency II regulatory framework and the reasonable assurance report on the system of Internal Control over Financial Reporting (ICFR).
The expenses accrued to other audit firms, which are not part of the international PwC network and which have provided audit services to the companies included in the consolidation of the Group for the year 2024 have amounted to a total of 1.61 million euros (1.77 million euros in 2023), the details of the audit services correspond to 1.01 million euros (0.94 million euros in 2023).
f) Trade and other guarantees
The Company is required to issue trade guarantees and deposits for concession and spectrum tender bids (see Note 19) and in the ordinary course of its business. No significant additional liabilities in the accompanying consolidated financial statements are expected to arise from guarantees and deposits issued.
g) Directors’ and Senior Executives’ compensation and other benefits
The compensation of the members of Telefónica’s Board of Directors is governed by article 35 of the Company’s By-Laws, which provides that the annual amount of the compensation to be paid thereby to all of the Directors in their capacity as such, i.e., as members of the Board of Directors and for the performance of the duty of supervision and collective decision-making inherent in such body, shall be fixed by the shareholders at the General Shareholders' Meeting. The Board of Directors shall determine the exact amount to be paid within such limit and the distribution thereof among the Directors, taking into account the duties and responsibilities assigned to each Director, their membership on Committees within the Board of Directors and other objective circumstances that it deems relevant. Furthermore, Executive Directors shall receive such compensation as the Board determines for the performance of executive duties delegated or entrusted to them by the Board of Directors. Such compensation shall conform to the Director compensation policy approved by the shareholders at the General Shareholders’ Meeting.
In accordance with the foregoing, the shareholders, acting at the Ordinary General Shareholders’ Meeting held on April 11, 2003, set at 6 million euros the maximum amount of annual gross compensation to be received by the Board of Directors as a fixed allotment and as attendance fees for attending the meetings of the Advisory or Control Committees of the Board of Directors. Thus, as regards fiscal year 2024, the total amount of compensation accrued by the Directors of Telefónica, in their capacity as such, was 2,732,667 euros for the fixed allocation and for attendance fees.
The compensation of the Directors of Telefónica in their capacity as members of the Board of Directors, of the Executive Commission and/or of the Advisory or Control Committees, consists of a fixed amount payable monthly, and of attendance fees for attending the meetings of the Advisory or Control Committees.
The amounts established in fiscal year 2024 as fixed amounts for belonging to the Board of Directors, the Executive Commission and the Advisory or Control Committees of Telefónica, and the attendance fees for attending meetings of the Advisory or Control Committees of the Board of Directors, are indicated below:
Compensation of the Board of Directors and of the Committees thereof

Amounts in euros
Position	Board of Directors	Executive Commission	Advisory or Control Committees (*)
Chairman	240,000	80,000	22,400
Vice chairman	200,000	80,000	—
Executive Member	—	—	—
Proprietary Member	120,000	80,000	11,200
Independent Member	120,000	80,000	11,200
Other external	120,000	80,000	11,200
(*) In addition, the amount of the attendance fee for each of the meetings of the Advisory or Control Committees is 1,000 euros.
In this regard, it is noted that Mr. José María Álvarez-Pallete López (Executive Chairman until January 18, 2025), waived the receipt of the above amounts (i.e., 240,000 euros as Chairman of the Board of Directors and 80,000 euros as Chairman of the Executive Commission).
Likewise, the fixed remuneration of 1,923,100 euros established for the 2024 financial year related to executive roles carried out by Mr. José María Álvarez-Pallete López was equal to that received in the previous eight years (i.e. 2023, 2022, 2021, 2020, 2019, 2018, 2017 and 2016), which was set in his capacity as Chief Operating Officer, remaining invariably after his appointment as Chairman in 2016.
The fixed remuneration, for his executive roles, of 1,600,000 euros that the Chief Operating Officer (C.O.O.), Mr. Ángel Vilá Boix, has established for the 2024 financial year is equal to the one received in the years 2023, 2022, 2021, 2020 and 2019.
Individualized description
Appendix II provides an individual breakdown by item of the compensation and benefits that the members of the Board of Directors of the Company have accrued and/or received from Telefónica, S.A., and from other companies of the Telefónica Group during fiscal year 2024. Likewise, the compensation and benefits accrued and/or received, during such year, by the members of the Company's Senior Management are broken down.